UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-00266

TRI-CONTINENTAL CORPORATION

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

Semiannual Report

Semiannual Report June 30, 2012

Tri-Continental Corporation

Tri-Continental Corporation

Letter to Stockholders

Dear Stockholders,

We are pleased to present the semiannual stockholder report for Tri-Continental Corporation (the fund). The report includes the fund’s investment results and a portfolio of investment and financial statements as of June 30, 2012.

The fund’s Common Stock gained 9.23%, based on net asset value, and 10.51%, based on market price, for the six months ended June 30, 2012. The fund’s benchmark, the S&P 500 Index, returned 9.49% during the same period.

During the first half of 2012, the fund paid two distributions, in accordance with its earned distribution policy, that aggregated $0.255 per share of Common Stock of the fund. Distributions are based upon amounts distributed by underlying portfolio companies owned by the fund.

We welcome the addition of Oliver Buckley and Yan Jin, who joined Brian Condon and David King in March 2012 as co-portfolio managers of the fund.

On April 12, 2012, the fund held its 82nd Annual Meeting of Stockholders. During the meeting, Stockholders re-elected three Directors and ratified the selection of Ernst & Young LLP (Ernst & Young) as the fund’s independent registered public accounting firm for 2012. Subsequently, at its June Meeting, the fund’s Audit Committee recommended, and the fund’s Board of Directors approved, the appointment of PricewaterhouseCoopers LLP (PricewaterhouseCoopers) as independent auditor for the fund, as well as the other funds in the Columbia Family of Funds (collectively, the funds). PricewaterhouseCoopers’ engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the funds with fiscal years ending July 31, 2012, which is expected to be completed in September 2012. Ernst & Young completed the audit of the fund’s financial statements for the fiscal year ended December 31, 2011 and issued its report on February 22, 2012.

Information about the fund, including daily pricing, current performance, fund holdings, stockholder reports, the most current prospectus for the fund, distributions and other information can be found at columbiamanagement.com under the Closed-End Funds tab.

On behalf of the Board, we would like to thank you for your support of Tri-Continental Corporation.

Stephen R. Lewis

Semiannual Report 2012

Tri-Continental Corporation

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2012

Tri-Continental Corporation

Performance Overview

(Unaudited)

Performance Summary

>	Tri-Continental Corporation (the fund) Common Stock gained 9.23%, based on net asset value, and 10.51%, based on market price for the six months ended June 30, 2012.

>	The fund’s benchmark, the S&P 500 Index, returned 9.49% for the same time period.

Average Annual Total Returns (%) (for period ended June 30, 2012)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Market Price	01/05/29	10.51	6.45	-4.22	3.42
Net Asset Value	01/05/29	9.23	7.38	-2.31	3.67
S&P 500 Index		9.49	5.45	0.22	5.33

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagement.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Price Per Share
	June 30, 2012	March 31, 2012	December 31, 2011
Market Price ($)	15.47	15.92	14.23
Net Asset Value ($)	18.02	18.67	16.77

Distributions Paid Per Common Share (a)
Payable Date	Per Share Amount ($)
March 29, 2012	0.105
June 28, 2012	0.150

(a)	Preferred Stockholders were paid dividends totaling $2.50 per share.

The net asset value of the fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the fund.

2	Semiannual Report 2012

Tri-Continental Corporation

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at June 30, 2012)
Common Stocks	69.6
Consumer Discretionary	6.4
Consumer Staples	7.3
Energy	7.4
Financials	10.7
Health Care	8.2
Industrials	7.9
Information Technology	13.3
Materials	3.0
Telecommunication Services	2.6
Utilities	2.8
Convertible Preferred Stocks	6.0
Consumer Discretionary	0.4
Consumer Staples	0.5
Energy	0.7
Financials	2.5
Industrials	0.9
Utilities	1.0
Corporate Bonds & Notes	12.6
Convertible Bonds	11.1
Limited Partnerships	—	(a)
Other (b)	0.7

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a)	Rounds to less than 0.1%.

(b)	Includes investments in Money Market Funds.

Top Ten Holdings (%) (at June 30, 2012)
Apple, Inc.	3.6
Chevron Corp.	2.3
Microsoft Corp.	2.3
Verizon Communications, Inc.	2.2
Pfizer, Inc.	2.1
Merck & Co., Inc.	2.1
Philip Morris International, Inc.	1.9
JPMorgan Chase & Co.	1.9
Wal-Mart Stores, Inc.	1.4
Abbott Laboratories	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Management

Oliver E. Buckley

Brian M. Condon

Yan Jin

David L. King

Semiannual Report 2012	3

Tri-Continental Corporation

Portfolio of Investments

June 30, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 68.9%
Issuer	Shares	Value ($)

Consumer Discretionary 6.3%
Diversified Consumer Services 0.6%

Apollo Group, Inc., Class A(a)	178,921	6,475,152

Hotels, Restaurants & Leisure 0.8%

Darden Restaurants, Inc.	115,000	5,822,450

McDonald’s Corp.	45,200	4,001,556

Total		9,824,006

Media 2.2%

Comcast Corp., Class A(b)	73,126	2,337,838

DIRECTV, Class A(a)	255,600	12,478,392

DISH Network Corp., Class A	291,300	8,316,615

McGraw-Hill Companies, Inc. (The)	76,700	3,451,500

Total		26,584,345

Multiline Retail 0.3%

Macy’s, Inc.	92,800	3,187,680

Specialty Retail 2.4%

Bed Bath & Beyond, Inc.(a)	5,355	330,939

GameStop Corp., Class A(b)	237,900	4,367,844

Home Depot, Inc. (The)(b)	139,300	7,381,507

O’Reilly Automotive, Inc.(a)	17,700	1,482,729

Ross Stores, Inc.	57,200	3,573,284

TJX Companies, Inc.	268,400	11,522,412

Total		28,658,715

Total Consumer Discretionary		74,729,898

Consumer Staples 7.2%
Beverages 0.4%

Coca-Cola Enterprises, Inc.	180,101	5,050,032

Food & Staples Retailing 2.4%

CVS Caremark Corp.	25,400	1,186,942

Kroger Co. (The)	397,294	9,213,248

Safeway, Inc.(b)	91,700	1,664,355

Wal-Mart Stores, Inc.	238,029	16,595,382

Total		28,659,927

Food Products 1.1%

Campbell Soup Co.(b)	120,200	4,012,276

Hershey Co. (The)	9,400	677,082

Kellogg Co.	110,000	5,426,300

Tyson Foods, Inc., Class A(b)	140,500	2,645,615

Total		12,761,273

Household Products 0.5%

Kimberly-Clark Corp.	71,500	5,989,555

Tobacco 2.8%

Altria Group, Inc.	37,500	1,295,625

Common Stocks (continued)
Issuer	Shares	Value ($)

Lorillard, Inc.	70,764	9,337,310

Philip Morris International, Inc.	254,600	22,216,396

Total		32,849,331

Total Consumer Staples		85,310,118

Energy 7.4%
Energy Equipment & Services 0.6%

National Oilwell Varco, Inc.	103,537	6,671,924

Oil, Gas & Consumable Fuels 6.8%

Apache Corp.	82,500	7,250,925

Chevron Corp.(c)	258,142	27,233,981

ConocoPhillips	116,758	6,524,437

Exxon Mobil Corp.	111,611	9,550,554

Marathon Oil Corp.	188,418	4,817,848

Occidental Petroleum Corp.	68,000	5,832,360

Royal Dutch Shell PLC, ADR	130,000	8,765,900

Valero Energy Corp.	443,061	10,699,923

Total		80,675,928

Total Energy		87,347,852

Financials 10.6%
Capital Markets 1.9%

Ares Capital Corp.	350,000	5,586,000

BlackRock, Inc.	51,000	8,660,820

Franklin Resources, Inc.(b)	71,008	7,881,178

Invesco Ltd.	38,300	865,580

Total		22,993,578

Commercial Banks 1.9%

Cullen/Frost Bankers, Inc.	102,000	5,863,980

Fifth Third Bancorp	114,600	1,535,640

Huntington Bancshares, Inc.	700,000	4,480,000

U.S. Bancorp	31,600	1,016,256

Wells Fargo & Co.	294,100	9,834,704

Total		22,730,580

Consumer Finance 1.0%

Discover Financial Services	313,996	10,857,982

SLM Corp.(b)	53,500	840,485

Total		11,698,467

Diversified Financial Services 2.1%

IntercontinentalExchange, Inc.(a)	9,500	1,291,810

JPMorgan Chase & Co.	613,757	21,929,537

Moody’s Corp.(b)	35,200	1,286,560

Total		24,507,907

The accompanying Notes to Financial Statements are an integral part of this statement.

4	Semiannual Report 2012

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2012 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)

Insurance 2.4%

Aflac, Inc.	97,031	4,132,550

Chubb Corp. (The)	85,000	6,189,700

MetLife, Inc.	343,800	10,606,230

Prudential Financial, Inc.	42,500	2,058,275

Travelers Companies, Inc. (The)	88,000	5,617,920

Total		28,604,675

Real Estate Investment Trusts (REITs) 1.3%

Digital Realty Trust, Inc.(b)	25,200	1,891,764

Simon Property Group, Inc.(b)	83,486	12,995,431

Total		14,887,195

Total Financials		125,422,402

Health Care 8.2%
Biotechnology 1.1%

Amgen, Inc.	169,400	12,372,976

Health Care Providers & Services 0.8%

AmerisourceBergen Corp.(b)	23,700	932,595

Humana, Inc.	58,200	4,507,008

UnitedHealth Group, Inc.	63,356	3,706,326

Total		9,145,929

Pharmaceuticals 6.3%

Abbott Laboratories(b)	214,129	13,804,896

Eli Lilly & Co.	59,248	2,542,332

Johnson & Johnson	134,000	9,053,040

Merck & Co., Inc.	594,400	24,816,200

Pfizer, Inc.	1,082,365	24,894,395

Total		75,110,863

Total Health Care		96,629,768

Industrials 7.8%
Aerospace & Defense 2.6%

General Dynamics Corp.	82,607	5,448,758

Lockheed Martin Corp.(b)	120,423	10,486,435

Northrop Grumman Corp.	53,000	3,380,870

Raytheon Co.	197,300	11,165,207

Total		30,481,270

Air Freight & Logistics 0.9%

United Parcel Service, Inc., Class B(b)	137,141	10,801,225

Commercial Services & Supplies 0.9%

Pitney Bowes, Inc.(b)	8,204	122,814

Republic Services, Inc.	212,500	5,622,750

RR Donnelley & Sons Co.(b)	435,297	5,123,446

Total		10,869,010

Common Stocks (continued)
Issuer	Shares	Value ($)

Industrial Conglomerates 1.4%

General Electric Co.	323,589	6,743,595

Tyco International Ltd.	184,023	9,725,615

Total		16,469,210

Machinery 1.3%

Illinois Tool Works, Inc.	65,500	3,464,295

Parker Hannifin Corp.(b)	74,600	5,735,248

Stanley Black & Decker, Inc.	95,000	6,114,200

Total		15,313,743

Professional Services 0.2%

Dun & Bradstreet Corp. (The)(b)	33,400	2,377,078

Road & Rail 0.5%

CSX Corp.	267,000	5,970,120

Total Industrials		92,281,656

Information Technology 13.1%
Communications Equipment 1.0%

Cisco Systems, Inc.(b)	722,800	12,410,476

Computers & Peripherals 4.0%

Apple, Inc.(a)	72,700	42,456,800

Diebold, Inc.	150,000	5,536,500

Total		47,993,300

Internet Software & Services 0.5%

Google, Inc., Class A(a)	9,800	5,684,686

IT Services 2.1%

Automatic Data Processing, Inc.	105,000	5,844,300

International Business Machines Corp.	11,408	2,231,177

Mastercard, Inc., Class A	27,600	11,871,036

Visa, Inc., Class A(b)	42,400	5,241,912

Total		25,188,425

Semiconductors & Semiconductor Equipment 2.1%

Advanced Micro Devices, Inc.(a)(b)	84,700	485,331

Analog Devices, Inc.	150,000	5,650,500

Broadcom Corp., Class A(a)	268,800	9,085,440

Intel Corp.	310,539	8,275,864

NVIDIA Corp.(a)	68,700	949,434

Total		24,446,569

Software 3.4%

Microsoft Corp.	862,277	26,377,053

Oracle Corp.	169,200	5,025,240

VMware, Inc., Class A(a)(b)	93,900	8,548,656

Total		39,950,949

Total Information Technology		155,674,405

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	5

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2012 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)

Materials 3.0%
Chemicals 1.9%

CF Industries Holdings, Inc.	56,832	11,010,632

Dow Chemical Co. (The)	180,000	5,670,000

EI du Pont de Nemours & Co.	110,000	5,562,700

Total		22,243,332

Containers & Packaging 0.4%

Packaging Corp. of America	190,000	5,365,600

Metals & Mining 0.7%

Freeport-McMoRan Copper & Gold, Inc.	213,189	7,263,349

Newmont Mining Corp.	10,400	504,504

Total		7,767,853

Total Materials		35,376,785

Telecommunication Services 2.5%
Diversified Telecommunication Services 2.5%

AT&T, Inc.	116,394	4,150,610

Verizon Communications, Inc.	586,398	26,059,527

Total		30,210,137

Total Telecommunication Services		30,210,137

Utilities 2.8%
Electric Utilities 0.1%

Entergy Corp.	26,900	1,826,241

Gas Utilities 0.1%

ONEOK, Inc.	17,100	723,501

Independent Power Producers & Energy Traders 0.7%

AES Corp. (The)(a)	671,239	8,611,996

Multi-Utilities 1.9%

CMS Energy Corp.	240,000	5,640,000

Public Service Enterprise Group, Inc.(b)	332,592	10,809,240

Sempra Energy	84,000	5,785,920

Total		22,235,160

Total Utilities		33,396,898

Total Common Stocks (Cost: $735,697,404)		816,379,919

Convertible Preferred Stocks 5.9%
Consumer Discretionary 0.4%
Auto Components 0.4%

Goodyear Tire & Rubber Co., (The), 5.875%	105,000	4,560,937

Total Consumer Discretionary		4,560,937

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)

Consumer Staples 0.4%
Food Products 0.4%

Bunge Ltd., 4.875%	58,000	5,502,170

Total Consumer Staples		5,502,170

Energy 0.7%
Oil, Gas & Consumable Fuels 0.7%

Apache Corp., 6.000%	48,000	2,409,000

Chesapeake Energy Corp., 5.750%(d)	6,800	5,788,500

Total		8,197,500

Total Energy		8,197,500

Financials 2.5%
Commercial Banks 0.5%

Wells Fargo & Co., 7.500%	5,000	5,625,000

Diversified Financial Services 1.0%

Bank of America Corp., 7.250%	6,200	6,045,000

Citigroup, Inc., 7.500%	67,500	5,729,400

Total		11,774,400

Real Estate Investment Trusts (REITs) 1.0%

Alexandria Real Estate Equities, Inc., 7.000%	231,000	6,121,500

Health Care REIT, Inc., 6.500%	109,000	5,886,000

Total		12,007,500

Total Financials		29,406,900

Industrials 0.9%
Aerospace & Defense 0.5%

United Technologies Corp., 7.50%(a)	115,000	6,059,350

Professional Services 0.4%

Nielsen Holdings NV, 6.250%	98,000	5,094,040

Total Industrials		11,153,390

Utilities 1.0%
Electric Utilities 1.0%

NextEra Energy, Inc., 5.599%(a)	111,000	5,660,445

PPL Corp., 8.750%	110,000	5,877,300

Total		11,537,745

Total Utilities		11,537,745

Total Convertible Preferred Stocks (Cost: $69,091,937)		70,358,642

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2012

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2012 (Unaudited)

Corporate Bonds & Notes 12.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.5%
ADS Tactical, Inc. Senior Secured(d)
04/01/18	11.000%	2,600,000	2,606,500

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	3,529,000	3,802,498

Total			6,408,998

Automotive 1.1%
Allison Transmission, Inc.(d)
05/15/19	7.125%	5,300,000	5,538,500

Visteon Corp.
04/15/19	6.750%	7,500,000	7,293,750

Total			12,832,250

Banking 0.5%
Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	5,600,000	5,894,000

Chemicals 0.8%
LyondellBasell Industries NV(d)
11/15/21	6.000%	5,500,000	6,036,250

Senior Notes
04/15/19	5.000%	3,448,000	3,616,090

Total			9,652,340

Construction Machinery 0.9%
Manitowoc Co., Inc. (The)
02/15/18	9.500%	5,300,000	5,783,625

UR Merger Sub Corp.
09/15/20	8.375%	5,000,000	5,262,500

Total			11,046,125

Diversified Manufacturing 0.5%
Tomkins LLC/Inc. Secured
10/01/18	9.000%	5,300,000	5,896,250

Electric 0.5%
AES Corp. (The) Senior Unsecured(d)
07/01/21	7.375%	5,300,000	5,896,250

Food and Beverage 0.4%
Cott Beverages, Inc.
11/15/17	8.375%	4,700,000	5,111,250

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Health Care 0.5%
HCA, Inc. Senior Secured
03/15/22	5.875%	5,713,000	5,970,085

Independent Energy 1.1%
Goodrich Petroleum Corp.
03/15/19	8.875%	7,999,000	7,619,047

Laredo Petroleum, Inc.
02/15/19	9.500%	5,154,000	5,746,710

Total			13,365,757

Media Non-Cable 0.5%
AMC Networks, Inc.(d)
07/15/21	7.750%	5,100,000	5,622,750

Metals 0.5%
Molycorp, Inc.(d)
06/01/20	10.000%	5,500,000	5,445,000

Non-Captive Diversified 0.5%
International Lease Finance Corp. Senior Unsecured
05/15/16	5.750%	5,500,000	5,580,201

Pharmaceuticals 0.5%
Pharmaceutical Product Development, Inc. Senior Unsecured(d)
12/01/19	9.500%	4,900,000	5,359,375

Retailers 1.4%
99 Cents Only Stores(d)
12/15/19	11.000%	2,700,000	2,929,500

J Crew Group, Inc.
03/01/19	8.125%	2,600,000	2,684,500

Michaels Stores, Inc.
11/01/18	7.750%	5,100,000	5,380,500

Rite Aid Corp. Senior Unsecured
02/15/27	7.700%	1,860,000	1,543,800

Rite Aid Corp.(d)
03/15/20	9.250%	4,300,000	4,310,750

Total			16,849,050

Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	7,400,000	8,223,250

Wireless 0.9%
Sprint Nextel Corp.(d)
11/15/18	9.000%	7,300,000	8,194,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	7

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2012 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Wind Acquisition Finance SA Secured(d)
07/15/17	11.750%	2,700,000	2,180,250

Total			10,374,500

Wirelines 0.7%
Qwest Corp. Senior Unsecured
12/01/21	6.750%	7,100,000	7,988,792

Total Corporate Bonds & Notes (Cost: $142,643,849)			147,516,223

Convertible Bonds 11.0%
Airlines 0.4%
Air Lease Corp. Senior Unsecured(d)
12/01/18	3.875%	2,800,000	2,770,132

United Continental Holdings, Inc.
06/30/21	4.500%	2,478,000	2,381,482

Total			5,151,614

Automotive 0.2%
Navistar International Corp. Senior Subordinated Notes
10/15/14	3.000%	2,900,000	2,704,250

Building Materials 0.6%
Cemex SAB de CV Subordinated Notes
03/15/15	4.875%	7,500,000	6,618,750

Gaming 0.7%
MGM Resorts International
04/15/15	4.250%	8,200,000	8,312,750

Health Care 1.7%
Alere, Inc. Senior Subordinated Notes
05/15/16	3.000%	3,000,000	2,692,500

HeartWare International, Inc. Senior Unsecured
12/15/17	3.500%	2,800,000	3,304,000

Insulet Corp. Senior Unsecured
06/15/16	3.750%	2,700,000	2,986,875

NuVasive, Inc. Senior Unsecured
07/01/17	2.750%	6,000,000	5,875,200

Omnicare, Inc.
04/01/42	3.750%	5,920,000	5,436,188

Total			20,294,763

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Home Construction 0.5%
Lennar Corp.(d)
11/15/21	3.250%	3,880,000	5,844,250

Independent Energy 0.2%
Endeavour International Corp.(d)
07/15/16	5.500%	2,950,000	2,551,750

Media Non-Cable 0.5%
Liberty Interactive LLC Senior Unsecured
03/15/31	3.250%	6,800,000	5,941,500

Metals 0.4%
Jaguar Mining, Inc. Senior Unsecured(d)
11/01/14	4.500%	3,200,000	1,612,000

James River Coal Co. Senior Unsecured
12/01/15	4.500%	5,100,000	1,877,682

Molycorp, Inc. Senior Unsecured
06/15/16	3.250%	2,253,000	1,808,033

Total			5,297,715

Non-Captive Consumer 0.4%
DFC Global Corp. Senior Unsecured(d)
04/15/17	3.250%	4,107,000	4,357,938

Other Industry 0.3%
WESCO International, Inc.
09/15/29	6.000%	1,430,000	3,085,225

Pharmaceuticals 1.5%
Dendreon Corp. Senior Unsecured
01/15/16	2.875%	14,500,000	10,105,528

Medivation, Inc. Senior Unsecured
04/01/17	2.625%	4,200,000	5,013,750

Vertex Pharmaceuticals, Inc. Senior Subordinated Notes
10/01/15	3.350%	2,200,000	2,873,750

Total			17,993,028

Railroads 0.5%
Greenbrier Companies, Inc. Senior Unsecured
04/01/18	3.500%	7,000,000	6,209,000

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2012

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2012 (Unaudited)

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

REITs 0.5%
Forest City Enterprises, Inc. Senior Unsecured(d)
08/15/18	4.250%	5,800,000	5,726,050

Technology 1.5%
Ixia Senior Notes
12/15/15	3.000%	2,700,000	2,754,000

Mentor Graphics Corp.
04/01/31	4.000%	5,500,000	5,864,375

Nuance Communications, Inc. Senior Unsecured(d)
11/01/31	2.750%	5,200,000	5,743,452

Powerwave Technologies, Inc. Subordinated Notes
10/01/27	3.875%	2,000,000	270,000

TiVo, Inc. Senior Unsecured(d)
03/15/16	4.000%	2,700,000	2,885,625

Total			17,517,452

Transportation Services 0.6%
DryShips, Inc. Senior Unsecured
12/01/14	5.000%	5,700,000	4,146,750

Wabash National Corp.
05/01/18	3.375%	2,900,000	2,782,704

Total			6,929,454

Wirelines 0.5%
Ciena Corp. Senior Unsecured(d)
10/15/18	3.750%	5,700,000	6,319,533

Total Convertible Bonds (Cost: $126,456,403)			130,855,022

Limited Partnerships —%
Issuer		Shares	Value ($)

Financials —%
Capital Markets —%

WCAS Capital Partners II LP(a)(e)(f)(g)		4,292,802	413,780

Total Financials			413,780

Total Limited Partnerships (Cost: $2,686,507)			413,780

Money Market Funds 0.7%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.152%(h)(i)		2,995,673	2,995,673

Money Market Funds (continued)
		Shares	Value ($)

JPMorgan Prime Money Market Fund, 0.010%(h)		5,260,004	5,260,004

Total Money Market Funds (Cost: $8,255,677)			8,255,677

Investments of Cash Collateral Received for Securities on Loan 9.1%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 0.3%
Antalis US Funding Corp.
07/05/12	0.340%	2,999,802	2,999,802

Certificates of Deposit 0.4%
National Bank of Canada
11/09/12	0.301%	5,000,000	5,000,000

Commercial Paper 0.2%
DnB NOR
08/30/12	0.489%	3,000,000	3,000,000

Other Short-Term Obligations 0.2%
Natixis Financial Products LLC
07/02/12	0.450%	2,000,000	2,000,000

Repurchase Agreements 8.0%
Deutsche Bank AG dated 6/26/12, matures 07/03/12, repurchase price
$12,000,213(j)	0.160%	12,000,000	12,000,000

Goldman Sachs & Co. dated 6/27/12, matures 07/05/12, repurchase price
$10,000,317(j)	0.190%	10,000,000	10,000,000

Mizuho Securities USA, Inc. dated 6/29/12, matures 07/02/12, repurchase price
$7,692,042(j)	0.250%	7,691,882	7,691,882

Natixis Financial Products, Inc.(j) dated 6/29/12, matures 07/02/12, repurchase price
$20,000,417	0.250%	20,000,000	20,000,000

repurchase price
$20,000,500	0.300%	20,000,000	20,000,000

Nomura Securities dated 6/29/12, matures 07/02/12, repurchase price
$15,000,300(j)	0.240%	15,000,000	15,000,000

Pershing LLC dated 06/29/12, matures 07/02/12, repurchase price
$5,000,113(j)	0.270%	5,000,000	5,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	9

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2012 (Unaudited)

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)
Societe Generale dated 6/29/12, matures 07/02/12, repurchase price
$5,038,298(j)	0.190%	5,038,218	5,038,218

Total			94,730,100

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $107,729,902)			107,729,902

Total Investments (Cost: $1,192,561,679)			1,281,509,165

Other Assets & Liabilities, Net			(96,327,189)

Net Assets			1,185,181,976

Futures Contracts Outstanding at June 30, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	11	3,730,100	Sept. 2012	62,387	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At June 30, 2012, security was partially or fully on loan.

(c)	At June 30, 2012, investments in securities included securities valued at $689,443 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of these securities amounted to $101,334,695 or 8.55% of net assets.

(e)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at June 30, 2012 was $413,780, representing 0.03% of net assets. Information concerning such security holdings at June 30, 2012 was as follows:

Security	Acquisition Dates	Cost ($)
WCAS Capital Partners II LP	12/11/90 - 03/24/98	2,686,507

(f)	At June 30, 2012, there was no capital committed to the LLC or LP for future investment.

(g)	At June 30, 2012, the Fund owned one limited partnership investment that was purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of investment in the limited partnership, along with the cost and value at June 30, 2012, were as follows:

Security	Acquisition Dates	Cost ($)	Value ($)
WCAS Capital Partners II LP	12/11/90 - 03/24/98	2,686,507	413,780

(h)	The rate shown is the seven-day current annualized yield at June 30, 2012.

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	3,550,359	25,542,181	(26,096,867)	—	2,995,673	2,170	2,995,673

(j)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2012

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2012 (Unaudited)

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Deutsche Bank AG (0.160%)
Fannie Mae REMICS	3,839,305

Freddie Mac Gold Pool	1,706,845

Freddie Mac REMICS	6,693,850

Total market value of collateral securities	12,240,000

Security Description	Value ($)
Goldman Sachs & Co. (0.190%)
Fannie Mae Pool	6,129,491

Freddie Mac Gold Pool	3,699,312

Freddie Mac Non Gold Pool	371,197

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.250%)
Fannie Mae REMICS	3,616,756

Freddie Mac REMICS	4,228,963

Total market value of collateral securities	7,845,719

Security Description	Value ($)
Natixis Financial Products, Inc. (0.250%)
Fannie Mae Pool	3,050,048

Fannie Mae REMICS	5,276,655

Federal Home Loan Banks	691,915

Federal National Mortgage Association	691,768

Freddie Mac Gold Pool	1,770,485

Freddie Mac Non Gold Pool	656,783

Freddie Mac REMICS	3,136,229

Government National Mortgage Association	3,713,512

United States Treasury Note/Bond	1,413,030

Total market value of collateral securities	20,400,425

Security Description	Value ($)
Natixis Financial Products, Inc. (0.300%)
Fannie Mae Pool	6,549,952

Fannie Mae REMICS	6,336,920

Freddie Mac REMICS	2,917,845

Government National Mortgage Association	1,406,673

United States Treasury Note/Bond	3,189,120

Total market value of collateral securities	20,400,510

Security Description	Value ($)
Nomura Securities (0.240%)
Fannie Mae Pool	10,388,505

Freddie Mac Gold Pool	4,911,495

Total market value of collateral securities	15,300,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	11

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2012 (Unaudited)

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Pershing LLC (0.270%)
Fannie Mae Pool	419,150

Fannie Mae REMICS	758,771

Fannie Mae-Aces	49,414

Freddie Mac Reference REMIC	15,260

Freddie Mac REMICS	1,854,344

Government National Mortgage Association	2,003,061

Total market value of collateral securities	5,100,000

Security Description	Value ($)
Societe Generale (0.190%)
Fannie Mae Pool	3,140,560

Freddie Mac Gold Pool	1,998,423

Total market value of collateral securities	5,138,983

Abbreviation Legend

ADR	American Depositary Receipt
REMIC(s)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available,

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2012

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2012 (Unaudited)

Fair Value Measurements (continued)

including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	74,729,897	—	—	74,729,898

Consumer Staples	85,310,118	—	—	85,310,118

Energy	87,347,852	—	—	87,347,852

Financials	125,422,402	—	—	125,422,402

Health Care	96,629,768	—	—	96,629,768

Industrials	92,281,656	—	—	92,281,656

Information Technology	155,674,405	—	—	155,674,405

Materials	35,376,785	—	—	35,376,785

Telecommunication Services	30,210,137	—	—	30,210,137

Utilities	33,396,898	—	—	33,396,898

Convertible Preferred Stocks

Consumer Discretionary	4,560,938	—	—	4,560,937

Consumer Staples	5,502,170	—	—	5,502,170

Energy	8,197,500	—	—	8,197,500

Financials	29,406,900	—	—	29,406,900

Industrials	6,059,350	5,094,040	—	11,153,390

Utilities	11,537,745	—	—	11,537,745

Total Equity Securities	881,644,521	5,094,040	—	886,738,561

Bonds

Corporate Bonds & Notes	—	147,516,223	—	147,516,223

Convertible Bonds	—	130,855,022	—	130,855,022

Total Bonds	—	278,371,245	—	278,371,245

Other

Limited Partnerships	—	—	413,780	413,780

Money Market Funds	8,255,677	—	—	8,255,677

Investments of Cash Collateral Received for Securities on Loan	—	107,729,902	—	107,729,902

Total Other	8,255,677	107,729,902	413,780	116,399,359

Investments in Securities	889,900,198	391,195,187	413,780	1,281,509,165

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	13

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2012 (Unaudited)

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives

Assets

Futures Contracts	62,387	—	—	62,387

Total	889,962,585	391,195,187	413,780	1,281,571,552

See	the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, June 30, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In ($)		Transfers Out ($)
Level 1	Level 2	Level 1	Level 2
39,201,080	—	—	39,201,080

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Limited Partnerships ($)
Balance as of December 31, 2011	412,516

Accrued discounts/premiums	—

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)(a)	1,264

Sales	—

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of June 30, 2012	413,780

(a)	Change in unrealized appreciation (depreciation) relating to securities held at June 30, 2012 was $1,264.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Limited Partnership Securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the limited partnership’s capital balance.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2012

Tri-Continental Corporation

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets

Investments, at value*

Unaffiliated issuers (identified cost $1,081,836,104)	$1,170,783,590

Affiliated issuers (identified cost $2,995,673)	2,995,673

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $12,999,802)	12,999,802

Repurchase agreements (identified cost $94,730,100)	94,730,100

Total investments (identified cost $1,192,561,679)	1,281,509,165

Cash	15

Receivable for:

Dividends	1,443,340

Interest	4,148,625

Variation margin on futures contracts	93,500

Receivable for equity-linked notes (Note 9)	7,105,584

Other assets	43,681

Total assets	1,294,343,910

Liabilities

Due upon return of securities on loan	107,729,902

Payable for:

Common stock payable	102,549

Preferred stock dividends	470,463

Investment management fees	11,273

Stockholder servicing and transfer agent fees	3,073

Administration fees	1,793

Compensation of board members	53,291

Stockholders’ meeting fees	205,753

Other expenses	583,837

Total liabilities	109,161,934

Net assets	1,185,181,976

Preferred stock	37,637,000

Net assets for common stock	$1,147,544,976

Net asset value per share of outstanding common stock	$18.02

Market price per share of common stock	$15.47

* Value of securities on loan	$108,415,344

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	15

Tri-Continental Corporation

Statement of Capital Stock and Surplus

June 30, 2012 (Unaudited)

Capital stock

$2.50 Cumulative preferred stock, $50 par value, assets coverage per share $1,574

Shares issued and outstanding — 752,740	$37,637,000

Common stock, $0.50 par value:

Shares issued and outstanding — 63,678,180	31,839,090

Surplus

Capital surplus	1,654,591,779

Undistributed net investment income	3,294,343

Accumulated net realized loss	(635,423,323)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	88,947,486

Futures contracts	62,387

Receivables for equity-linked notes (Note 9)	4,233,214

Net assets	$1,185,181,976

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2012

Tri-Continental Corporation

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Net investment income

Income:

Dividends	$12,329,083

Interest	9,042,015

Dividends from affiliates	2,170

Income from securities lending — net	265,225

Foreign taxes withheld	(10,697)

Total income	21,627,796

Expenses:

Investment management fees	2,092,954

Stockholder servicing and transfer agent fees	570,849

Administration fees	332,077

Compensation of board members	39,257

Stockholders’ meeting fees	105,798

Custodian fees	7,844

Printing and postage fees	43,542

Professional fees	43,869

Other	145,672

Total expenses	3,381,862

Net investment income(a)	18,245,934

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	55,614,853

Futures contracts	271,642

Net realized gain	55,886,495

Net change in unrealized appreciation (depreciation) on:

Investments	22,710,675

Futures contracts	(6,600)

Receivables for equity-linked notes (Note 9)	(993,254)

Net change in unrealized appreciation	21,710,821

Net realized and unrealized gain	77,597,316

Net increase in net assets resulting from operations	$95,843,250

(a)	Net investment income for Common Stock is $17,305,009, which is net of Preferred Stock dividends of $940,925.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	17

Tri-Continental Corporation

Statement of Changes in Net Assets

	Six MonthsEnded June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations

Net investment income	$18,245,934	$21,272,340

Net realized gain	55,886,495	109,499,990

Net change in unrealized appreciation (depreciation)	21,710,821	(62,345,406)

Net increase in net assets resulting from operations	95,843,250	68,426,924

Distributions to stockholders:

Net investment income

Preferred stock	(940,925)	(1,881,850)

Common stock	(16,236,632)	(17,927,111)

Total distributions to stockholders	(17,177,557)	(19,808,961)

Increase (decrease) in net assets from capital share transactions	(9,280,327)	(31,709,705)

Total increase in net assets	69,385,366	16,908,258

Net assets at beginning of period	1,115,796,610	1,098,888,352

Net assets at end of period	$1,185,181,976	$1,115,796,610

Undistributed net investment income	3,294,343	$ 2,225,966

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2012

Tri-Continental Corporation

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Common stock issued at market price in distributions	329,724	5,105,219	424,615	5,954,436

Common stock issued for investment plan purchases	167,312	2,543,276	129,968	1,838,794

Common stock purchased from investment plan participants	(716,407)	(10,927,631)	(1,540,448)	(21,866,509)

Common stock purchased in the open market	(387,465)	(6,001,191)	(1,238,498)	(17,636,426)

Total net decrease	(606,836)	(9,280,327)	(2,224,363)	(31,709,705)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	19

Tri-Continental Corporation

Financial Highlights

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Semiannual Report 2012

Tri-Continental Corporation

Financial Highlights (continued)

	Six Months Ended June 30,		Year Ended December 31,
	2012 (Unaudited)		2011	2010	2009		2008	2007
Per share data
Net asset value, beginning of period	$16.77		$15.96	$13.73	$11.29		$23.03	$25.66

Income from investment operations

Net investment income	0.29		0.33	0.30	0.20		0.52	0.84

Net realized and unrealized gain (loss)	1.23		0.79	2.28	2.42		(9.88)	(1.01)

Increase from payments by affiliate	—		—	—	0.04		—	—

Total from investment operations	1.52		1.12	2.58	2.66		(9.36)	(0.17)

Less distributions to stockholders from:

Net investment income

Preferred stock	(0.01)		(0.03)	(0.03)	(0.03)		(0.02)	(0.02)

Common stock	(0.26)		(0.28)	(0.25)	(0.17)		(0.50)	(0.87)

Net realized gains

Common stock	—		—	—	—		(0.39)	(1.57)

Tax return of capital

Common stock	—		—	—	(0.02)		(1.22)	—

Total distributions to stockholders	(0.27)		(0.31)	(0.28)	(0.22)		(2.13)	(2.46)

Capital stock transactions at market price	—		—	(0.07)	—		(0.25)(a)	—

Net asset value, end of period	$18.02		$16.77	$15.96	$13.73		$11.29	$23.03

Adjusted net asset value, end of period(b)	$17.96		$16.72	$15.90	$13.69		$11.26	$22.98

Market value, end of period	$15.47		$14.23	$13.76	$11.52		$9.86	$20.90

Total return

Based upon net asset value	9.23%		7.15%	18.58%	24.11%	(c)	(43.77%)	(0.52%)

Based upon market value	10.51%		5.46%	21.85%	19.24%		(45.89%)	3.51%

Ratios to average net assets(d)

Expenses to average net assets for common stock	0.59%	(e)	0.59%	0.60%	0.98%		0.73%	0.66%

Net investment income to average net assets for common stock	3.03%	(e)	1.80%	1.84%	1.46%		2.96%	3.22%

Supplemental data

Net assets, end of period (000s):

Common stock	$1,147,545		$1,078,160	$1,061,251	$946,344		$893,899	$2,373,429

Preferred stock	37,637		37,637	37,637	37,637		37,637	37,637

Total net assets	$1,185,182		$1,115,797	$1,098,888	$983,981		$931,536	$2,411,066

Portfolio turnover	38%		97%	86%	70%		111%	123%

Notes to Financial Highlights

(a)	Reflects the issuance of Common Stock in distributions.

(b)	Assumes the exercise of outstanding warrants.

(c)	During the year ended December 31, 2009, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.47%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	21

Tri-Continental Corporation

Notes to Financial Statements

June 30, 2012 (Unaudited)

Note 1. Organization

Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange (NYSE) under the symbol “TY”.

Tri-Continental Corporation’s Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Directors (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good

22	Semiannual Report 2012

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Semiannual Report 2012	23

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

The following table is a summary of the fair value of derivative instruments at June 30, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	62,387	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the six months ended June 30, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)

Equity contracts	271,642
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)

Equity contracts	(6,600)

The following table is a summary of the volume of derivative instruments for the six months ended June 30, 2012:

Derivative Instrument	Contracts Opened
Futures Contracts	78

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Dividends to Stockholders

The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income dividend of the calendar year, if any.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

24	Semiannual Report 2012

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Guarantees and Indemnifications

Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee charged by the Investment Manager is 0.355% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended June 30, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

For the six months ended June 30, 2012, there were no expenses incurred for these particular items.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Stockholder Servicing Fees

Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Stockholder Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund Stockholder accounts and records and provides Fund Stockholder services. During the period, under the Agreement, the Fund paid the Stockholder Servicing Agent a fee equal to 0.10% of the average daily net assets of the Fund’s shares of Common Stock. Effective July 1, 2012, under an amended Agreement, the Fund pays the Stockholder Servicing Agent a $21 fee per common stock open account.

The Fund and certain other associated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At June 30, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $876,323. The liability remaining at

Semiannual Report 2012	25

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

June 30, 2012 for non-recurring charges associated with the lease amounted to $477,884 and is included within payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at June 30, 2012 is included within other assets in the Statement of Assets and Liabilities at a cost of $43,681.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At June 30, 2012, the cost of investments for federal income tax purposes was approximately $1,192,562,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$126,237,000
Unrealized depreciation	(37,290,000)
Net unrealized appreciation	$88,947,000

The following capital loss carryforward, determined as of December 31, 2011 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	103,379,701
2017	556,508,807
Total	659,888,508

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund has elected to treat late year ordinary losses of $113,204,313 and post-October capital losses of $5,728,479 at December 31, 2011 as arising on January 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $450,732,586 and $444,334,021, respectively, for the six months ended June 30, 2012.

Note 6. Capital Stock Transactions

Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.

Automatic Dividend Reinvestment and Cash Purchase Plan

The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan (the Plan) and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 67,312 shares were issued to Plan participants during the period for proceeds of $2,543,276, a weighted average discount of 14.1% from the net asset value of those shares. In addition, a total of 329,724 shares were issued at market price in distributions during the period for proceeds of $5,105,219, a weighted average discount of 14.3% from the net asset value of those shares.

For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder’s account as “book credits.” Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the NYSE on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the

26	Semiannual Report 2012

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Common Stock on the NYSE on the ex-dividend date. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time.

For the six months ended June 30, 2012, the Fund purchased 387,465 shares of its Common Stock in the open market at an aggregate cost of $6,001,191, which represented a weighted average discount of 14.0% from the net asset value of those acquired shares. For the six months ended June 30, 2012, the Fund purchased 716,407 shares of its Common Stock from Plan participants at a cost of $10,927,631, which represented a weighted average discount of 14.6% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

Under the Fund’s stock repurchase program for 2012, the amount of the Fund’s outstanding Common Stock that the Fund may repurchase from Stockholders and in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace.

Warrants

At June 30, 2012, the Fund reserved 229,587 shares of Common Stock for issuance upon exercise of 9,491 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.

Assuming the exercise of all Warrants outstanding at June 30, 2012, net assets would have increased by $213,516 and the net asset value of the Common Stock would have been $17.96 per share. No Warrants were exercised during the six months ended June 30, 2012.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended June 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At June 30, 2012, securities valued at $108,415,344 were on loan, secured by cash collateral of $107,729,902 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Semiannual Report 2012	27

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

Note 9. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of $29.7 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $2.9 million based on the estimated amounts recoverable for the notes and recognized realized losses of $26.8 million. The estimates of the amounts recoverable for the notes are periodically adjusted by the Investment Manager based on the observable trading price of Lehman Brothers senior notes, which provide an indication of amounts recoverable through the bankruptcy proceedings. Any changes to the receivable balances resulting from such adjustments are recorded as a change in unrealized appreciation or depreciation in the Statement of Operations. At June 30, 2012, the value of the receivable balances was approximately $7.1million, which represented 0.60% of the Fund’s net assets.

Note 10. Significant Risks

Large-Capitalization Risk

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and

Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	Semiannual Report 2012

Tri-Continental Corporation

Supplemental Information

(Unaudited)

Change in Independent Registered Public Accounting Firm

At a meeting held on June 14, 2012, the Board, upon recommendation of the Audit Committee, approved the replacement of Ernst & Young LLP (Ernst & Young) as the independent registered public accounting firm for the Fund and certain other funds in the Columbia Family of Funds (collectively, the Funds) and appointed PricewaterhouseCoopers LLP (PwC). PwC’s engagement is effective at the completion of Ernst & Young’s audits of the financial statements of the Funds with fiscal years ending July 31, 2012, which are expected to be completed in September 2012. The Fund did not consult with PwC during the fiscal years ended December 31, 2011 and 2010 and through the June meeting.

Ernst & Young’s reports on the financial statements of the Fund as of and for the fiscal years ended December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the June meeting, there were no: (1) disagreements between the Fund and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

Semiannual Report 2012	29

Tri-Continental Corporation

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the investment manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Tri-Continental Corporation (the Corporation). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Corporation and all funds distributed by Columbia Management Investment Distributors, Inc. (each, a Fund, and collectively, the Funds).

On an annual basis, the Corporation’s Board of Directors (the Board), including the independent Board members (the Independent Directors), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors (Independent Legal Counsel) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Board’s Chair and the Chair of the Contracts Committee, and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of its Contracts Committee, Investment Review Committee and Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Directors noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Directors took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Directors also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Corporation by Columbia Management and the services of Columbia Management’s affiliate, Columbia Management Investment Services Corp., as the Corporation’s stockholder service agent. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Corporation’s other services agreements with Ameriprise affiliates. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Corporation.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Corporation. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Corporation,

30	Semiannual Report 2012

Tri-Continental Corporation

Approval of Investment Management Services Agreement (continued)

the performance of a benchmark index and the percentage ranking of the Corporation among its comparison group. The Board observed that the Corporation outperformed its benchmark and finished the year in the first quartile of its peer group. The Board determined that the Corporation’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Corporation

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Corporation’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Corporation’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board reviewed information it received with respect to the Corporation demonstrating that its expense ratio was below its peer universe’s median expense ratio. Based on its review, the Board concluded that the Corporation’s management fee was fair and reasonable in light of the extent and quality of services that the Corporation receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Corporation. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing, operating and, as the case may be, distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board noted that the management fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. However, due to the Corporation’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Corporation’s assets grow to be a material factor in its deliberations.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

Semiannual Report 2012	31

Tri-Continental Corporation

Results of Meeting of Stockholders

The 82nd Annual Meeting of Stockholders of Tri-Continental Corporation (the Corporation) was held on April 12, 2012. Stockholders voted in favor of each of the two proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1

To elect three Directors to the Corporation’s Board, each to hold office until the 2015 Annual Meeting of Stockholders and all until their successors are elected and qualify:

Director	For	Withheld
Kathleen Blatz	43,287,319	5,645,597
Pamela Carlton	43,137,166	5,795,749
Alison Taunton-Rigby	43,112,457	5,820,458

Proposal 2

To ratify the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2012:

For	Against	Abstain
47,518,559	698,017	716,340

32	Semiannual Report 2012

Tri-Continental Corporation

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2012	33

Tri-Continental Corporation

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

You should consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing information about the fund (including its investment objectives, risks, charges, expenses and other information about the fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611. The prospectus should be read carefully before investing in the Fund. Tri-Continental is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9948 E (08/12)

Item 2.	Code of Ethics. Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Fund:	Tri-Continental
Period:	June 30, 2012

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
01-01-12 to 01-31-12	142,376	$14.85	142,376	3,071,875
02-01-12 to 02-29-12	209,526	15.54	209,526	2,862,349
03-01-12 to 03-31-12	116,442	15.89	116,442	2,745,907
04-01-12 to 04-30-12	144,791	15.73	144,791	2,601,116
05-01-12 to 05-31-12	196,038	15.29	196,038	2,405,078
06-01-12 to 06-30-12	298,399	15.05	298,399	2,106,679

(1)	The registrant has a stock repurchase program. For 2012, the registrant is authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semi annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tri-Continental Corporation

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	August 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	August 21, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	August 21, 2012